UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☑  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

AMC Networks Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☑ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AMC NETWORKS INC. 2025 Annual Meeting Vote by June 4, 2025 11:59 PM ET. For shares held in the AMC Networks 401(k) Savings Plan, vote by June 2, 2025 11:59 PM ET. AMC NETWORKS INC. 11 PENN PLAZA NEW YORK, NY 10001 V71448-P29271 You invested in AMC NETWORKS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2025. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 5, 2025 10:00 a.m., EDT Virtually at: www.virtualshareholdermeeting.com/AMCX2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items for our Class A Stockholders Recommends 1. Election of the following nominees as Directors: Nominees: 01) Matthew C. Blank For 02) Joseph M. Cohen 03) Debra G. Perelman 04) Leonard Tow 05) Carl E. Vogel 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2025 For 3. Advisory vote on Named Executive Officer compensation For 4. Vote on Proposal to Approve the Company’s Amended and Restated 2016 Employee Stock Plan For 5. Vote on Proposal to Approve the Company’s Redomestication to the State of Nevada by Conversion For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

Your Vote Counts! AMC NETWORKS INC. 2025 Annual Meeting Vote by June 4, 2025 11:59 PM ET. AMC NETWORKS INC. 11 PENN PLAZA NEW YORK, NY 10001 V71450-P29271 You invested in AMC NETWORKS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2025. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 5, 2025 10:00 a.m., EDT Virtually at: www.virtualshareholdermeeting.com/AMCX2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items for our Class B Stockholders Recommends 1. Election of the following nominees as Directors: Nominees: 01) James L. Dolan 05) Thomas C. Dolan For 02) Christopher J. Cox 06) Stephen C. Mills 03) Aidan J. Dolan 07) Brian G. Sweeney 04) Patrick F. Dolan 08) Vincent Tese 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2025 For 3. Advisory vote on Named Executive Officer compensation For 4. Vote on Proposal to Approve the Company’s Amended and Restated 2016 Employee Stock Plan For 5. Vote on Proposal to Approve the Company’s Redomestication to the State of Nevada by Conversion For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V71451-P29271